UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2016.
INTEL CORPORATION
intel®
INTEL CORPORATION
ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD.
SANTA CLARA, CA 95054
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 21, 2016
Date: May 19, 2016 Time: 8:30 a.m., PT
Location: Via the Internet at intel.onlineshareholdermeeting.com
To attend the meeting, please visit intel.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E03235-P74222-Z67258

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2016 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to intel.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E03236-P74222-Z67258

Voting Items
A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-3.
1. Election of Directors
Nominees:
1a. Charlene Barshefsky
1b. Aneel Bhusri
1c. Andy D. Bryant
1d. John J. Donahoe
1e. Reed E. Hundt
1f. Brian M. Krzanich
1g. James D. Plummer
1h. David S. Pottruck
1i. Frank D. Yeary
1j. David B. Yoffie
2. Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2016
3. Advisory vote to approve executive compensation
The Board of Directors recommends a vote AGAINST Proposals 4-6.
4. Stockholder proposal on implementing principles entitled “Holy Land Principles”
5. Stockholder proposal on whether to allow stockholders to act by written consent
6. Stockholder proposal on whether to adopt an alternative vote counting standard
E03237-P74222-Z67258

E03238-P74222-Z67258

May 19: Annual Stockholders’ Meeting

Get ready for proxy vote

Investor Relations

April 4, 2016

This week Intel published its 2015 Annual Report and 2016 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting. This year’s meeting will be completely virtual, hosted online at intel.onlineshareholdermeeting.com on May 19 at 8:30 a.m. (Pacific).

Why 100% virtual?

By managing our Annual Stockholders’ Meeting virtually, we eliminate the overhead associated with a physical meeting. In addition, we anticipate that facilitating the meeting via the Internet will result in greater accessibility for stockholders worldwide. Not only does this encourage stockholder participation on a global scale, but it improves our ability to communicate more effectively with our stockholders during the meeting.

Summary of proxy proposals

All Intel stockholders, including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.	Elect the 10 nominees to the Board of Directors

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2016

3.	Advisory vote to approve executive compensation

4.	Stockholder proposal on implementing principles entitled “Holy Land Principles”

5.	Stockholder proposal on whether to allow stockholders to act by written consent

6.	Stockholder proposal on whether to adopt an alternative vote counting standard

Story Highlights

•	The 2016 Annual Stockholders’ Meeting will be held May 19 at 8:30 a.m.

•	This year’s meeting will be a completely virtual meeting.

•	Voting information and the 2016 Proxy Statement will be sent to you from Broadridge.

Related Links

•	Intel Investor Relations

More Information

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Most stockholders vote on the proposals before the meeting through the proxy

The company’s board of directors is recommending a vote FOR all the nominees listed, FOR proposals two and three, and AGAINST proposals four to six. Please refer to the proxy materials for more detailed explanation of these proposals.

Understanding the voting process

Starting today, you will receive voting information along with the 2016 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information will be delivered either via email or by U.S. mail, according to your instructions. The information will explain the steps required to submit votes and the voting deadlines. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations for assistance.

statement. For each share of stock owned, stockholders get:

•	One vote for each of the directors being elected. There are 10 directors nominated in 2016, so you get 10 votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.

April 4, 2016

Vote now on Intel’s Annual Stockholders’ Meeting proposals

Critical voting deadlines: May 16 and May 18

You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2016 Annual Stockholders’ Meeting Notice

Intel’s 2016 Annual Stockholders’ Meeting will be held Thursday, May 19 at 8:30 a.m. (Pacific). This year’s meeting will be completely virtual with online access at: intel.onlineshareholdermeeting.com.

The meeting agenda includes the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation, stockholder proposal on implementing principles entitled “Holy Land Principles,” stockholder proposal on whether to allow stockholders to act by written consent, and stockholder proposal on whether to adopt an alternative vote counting standard.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:

•	Intel stock account at UBS

•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)

•	Direct Stock Purchase and Dividend Reinvestment Plan accounts

•	Name with Computershare (i.e., stock certificates that you hold)

Voting Recommendations

Intel’s Board of Directors recommends that you vote as follows:

✓	FOR: Election of the director nominees

✓	FOR: Ratification of the selection of the independent registered public accounting firm

✓	FOR: Advisory vote to approve executive compensation

X	AGAINST: Stockholder proposal on implementing principles entitled “Holy Land Principles”

X	AGAINST: Stockholder proposal on whether to allow stockholders to act by written consent

X	AGAINST: Stockholder proposal on whether to adopt an alternative vote counting standard

Please refer to the 2016 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions

Visit Proxy Login to vote and follow the instructions. To vote, you will need your 16 Digit Control Number noted below:

Control Number:	0123456789012345

Critical voting deadlines

•	If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 16, 2016 to allow

Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential—only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

•	The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 18, 2016. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.

For more information

•	Participate at the Annual Stockholders’ Meeting via the Internet and submit questions by following the instructions on the site. A Webcast of the meeting can also be replayed until December 31, 2016.

•	View Intel’s 2015 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or contact Intel Investor Relations at investor.relations@intel.com.

Intel Corporation

2016 Annual Stockholders’ Meeting

May 19, 2016 at 8:30 a.m. Pacific Time

Via the Internet at intel.onlineshareholdermeeting.com

Proxy Login Details:

Control Number: 0123456789012345

We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2016 Annual Stockholders’ Meeting.

To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.

To cast your vote, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 16 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 18, 2016.

To attend the meeting, which will be held exclusively via the Internet, please visit intel.onlineshareholdermeeting.com and be sure to have your 16 digit Control Number to enter the meeting.

In conjunction with our meeting, we are also hosting a Stockholder Forum located through www.proxyvote.com or www.intc.com. This forum allows validated stockholders to submit questions ahead of the annual meeting and change delivery preference.

Thank you for viewing the 2016 Intel Corporation annual meeting materials and for submitting your very important vote.